UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 23, 2012

Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE.

CUDAHY, WISCONSIN 53110

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2012 annual meeting of stockholders on May 23, 2012. The final results of the voting for the two items submitted to stockholders at the annual meeting are set forth below. Each of the items below is more fully described in our definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2012.

Item 1 - Election of Directors

Each of the following nominees for director was elected to serve a three-year term expiring at our 2015 annual meeting of stockholders based on the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Judith A. Vijums	21,605,139	3,967,887	911,433
William S. Urkiel	24,247,493	1,325,533	911,433
Chad M. Utrup	24,428,323	1,144,703	911,433

Item 2 - Ratification of Selection of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as our independent registered public accounting firm for the fiscal year ending December 31, 2012 based on the following vote:

Votes For:	26,401,529
Votes Against:	82,430
Abstain:	500
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: May 24, 2012	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer